Capital Group Emerging Markets Total Opportunities FundSM Prospectus Supplement February 15, 2017 (for prospectus dated January 1, 2017)

1.	Laurentius Harrer is no longer a portfolio manager for the fund. Accordingly, the information under the heading “Portfolio managers” in the “Management” section of the prospectus is amended in its entirety to read as follows:
Portfolio manager/ Fund title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Steven G. Backes	Less than 1 year	Vice President – Capital Fixed Income Investors
Luis Freitas de Oliveira	5 years	Partner – Capital International Investors
Ric Torres	Less than 1 year	Partner - Capital International Investors
Shaw B. Wagener	5 years	Partner – Capital International Investors

2.	The table under the heading “The Capital SystemSM” in the “Management and organization” section of the prospectus is amended in its entirety to read as follows:
Portfolio manager	Investment experience	Experience in this fund	Role in management of the fund
Steven G. Backes	Investment professional for 23 years in total; 10 years with Capital Guardian Trust Company or an affiliate	Less than 1 year	Serves as a fixed-income portfolio manager
Luis Freitas de Oliveira	Investment professional for 29 years in total; 23 years with Capital Guardian Trust Company or an affiliate	5 years	Serves as an equity and fixed-income portfolio manager
Ric Torres	Investment professional for 24 years, all with Capital Guardian Trust Company or an affiliate	Less than 1 year	Serves as an equity portfolio manager
Shaw B. Wagener	Investment professional for 35 years, all with Capital Guardian Trust Company or an affiliate	5 years	Serves as an equity and fixed-income portfolio manager

Keep this supplement with your prospectus.

Lit. No. MFGEBS-209-0217P Printed in USA CGD/AFD/10039-S58141

Capital Group Emerging Markets Total Opportunities FundSM Statement of Additional Information Supplement February 15, 2017 (for statement of additional information dated January 1, 2017)

The table under the heading “Portfolio manager fund holdings and other managed accounts” in the “Management of the fund” section of the statement of additional information is amended in its entirety to read as follows:

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[3]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions)[4]
Steven G. Backes	$100,001- $500,000	None		5	$3.61	1	$0.11
Luis Freitas de Oliveira	None[5]	None		5	$3.61	1	$0.11
Ric Torres	$100,001- $500,000	1	$2.6	9	$6.10	1	$0.11
Shaw B. Wagener	Over $1,000,000	2	$5.0	10	$6.33	1	$0.11
[1]	Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000.
[2]	Indicates other RIC(s) managed by Capital Guardian Trust Company or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s) and are not the total assets managed by the individual, which is a substantially lower amount. No RIC or account has an advisory fee that is based on the performance of the RIC or account.
[3]	Indicates other PIV(s) managed by Capital Guardian Trust Company or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the PIV(s) and are not the total assets managed by the individual, which is a substantially lower amount. No PIV has an advisory fee that is based on the performance of the PIV.
[4]	Indicates other accounts managed by Capital Guardian Trust Company or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the other accounts and are not the total assets managed by the individual, which is a substantially lower amount. No fund has an advisory fee that is based on the performance of the fund unless otherwise noted. Personal brokerage accounts of portfolio managers and their families are not reflected.
[5]	The fund is designed primarily for taxable residents of the United States. Because the portfolio manager is not domiciled in the United States, an investment in the fund may not be appropriate for his personal portfolio. However, as of October 31, 2016, Luis Freitas de Oliveira beneficially owned over $1,000,000 of equity securities in a non-U.S. fund or account with an investment objective, strategies and risks substantially similar to those of the fund.

Keep this supplement with your statement of additional information.

Lit. No. MFGEBS-210-0217P Printed in USA CGD/AFD/10149-S58415